                                                                 Exhibit 99.1(i)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 99-1 (427)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of March 1, 1999, Chase Mortgage Loan Asset Back Certificates, Series 99-1, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
-------------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                                Exhibit 99.1(ii)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 99-2 (433)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of June 1, 1999, Chase Mortgage Loan Asset Back Certificates, Series 99-2, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                               Exhibit 99.1(iii)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 99-3 (435)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of September 1, 1999, Chase Mortgage Loan Asset Back Certificates, Series 99-3, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                                Exhibit 99.1(iv)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 99-4 (436)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of December 1, 1999, Chase Mortgage Loan Asset Back Certificates, Series 99-4, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                                 Exhibit 99.1(v)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 00-1 (438)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of March 1, 2000, Chase Mortgage Loan Asset Back Certificates, Series 2000-1, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                                Exhibit 99.1(vi)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 00-2 (440)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of June 1, 2000, Chase Mortgage Loan Asset Back Certificates, Series 2000-2, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                               Exhibit 99.1(vii)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 00-3 (442)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of September 1, 2000, Chase Mortgage Loan Asset Back Certificates, Series 2000-3, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                              Exhibit 99.1(viii)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 01-1 (446)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of February 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-1, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                                Exhibit 99.1(ix)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 01-2 (448)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of May 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-2, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                                 Exhibit 99.1(x)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 01-3 (451)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of September 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-3, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                                Exhibit 99.1(xi)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 01-4 (455)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of December 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-4, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
         Ms. Denise Desrosiers, Esq.

                                                               Exhibit 99.1(xii)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 01-AD1 (452/453)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of October 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-AD1, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                              Exhibit 99.1(xiii)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127

March 25, 2002



Chase Global Trust - Chase 01-C1 (447)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of March 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-C1, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                               Exhibit 99.1(xiv)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127



March 25, 2002



Chase Global Trust - Chase 01-C2 (449)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of June 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-C2, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                                Exhibit 99.1(xv)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127

March 25, 2002



Chase Global Trust - Chase 01-C3 (454)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of December 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-C3, I, H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.

                                                               Exhibit 99.1(xvi)


Chase Manhattan Mortgage Finance Corporation
P.O. Box 509011
San Diego, CA 92150-9011
10790 Rancho Bernardo Road
San Diego, CA 92127


March 25, 2002



Chase Global Trust - Chase 01-FF1 (450)
Andrew Cooper
450 W. 33rd St
New York, NY  10001




RE:  Annual Statement as to Compliance
     ---------------------------------



Pursuant to that certain Loan Servicing Agreement ("Agreement") dated as of August 1, 2001, Chase Mortgage Loan Asset Back Certificates, Series 2001-FF1, I,
H. John Berens, hereby certify that (I) a review of the activities of the Servicer during the preceding year and the performance under this Agreement has been made under my supervision, and (II) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year.


Sincerely,



/s/ H. John Berens
----------------------------
H. John Berens
Sr. Vice President


HJB/pr
cc:      Ms. Lucy Gambino
Ms. Denise Desrosiers, Esq.